CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of October 3, 1999, is by and between POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware, ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB
DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "Lender").

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION I.1 DEFINED TERMS. As used in this Agreement the following terms shall have the following respective meanings:

          "ACCOUNTS": Each and every right to payment of Borrower, whether such right to payment arises out of a sale or lease of goods by Borrower, or other disposition of goods or other property of Borrower, out of a rendering of services by Borrower, out of a loan by Borrower, out of damage to or loss of goods in the possession of a railroad or other carrier or any other bailee, out of overpayment of taxes or other liabilities of Borrower, or which otherwise arises under any contract or agreement, or from any other cause, whether such right to payment now exists or hereafter arises and whether such right to payment is or is not yet earned by performance and howsoever such right to payment may be evidenced, together with all other rights and interest (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor (as defined in the Uniform Commercial Code in effect in the State of Minnesota) or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; specifically (but without limitation), the term includes all present and future instruments, documents, chattel papers, accounts and contract rights of Borrower.

          "ADVANCE": As defined in Section 2.1.

          "ANNIVERSARY DATE": shall mean October 3, 2000 and each October 3rd thereafter.

          "ANNUAL NET PROFIT": The after tax net income or net loss as determined in accordance with GAAP.

          "BORROWING BASE": As defined in Section 2.5.

          "BORROWING BASE CERTIFICATE": As defined in Section 2.5.

          "BUSINESS DAY": Any day (other than a Saturday, Sunday or legal holiday in the State of Minnesota) on which banks are permitted to be open at the location of the Lender.

          "CAPITAL EXPENDITURES": For any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and equipment on a consolidated statement of cash flows for the Borrower during such period, in respect of (a) the acquisition, construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or leaseholds, (b) to the extent related to and not included in (a) above, materials, contract labor (excluding expenditures properly chargeable to repairs or maintenance in accordance with GAAP), and (c) other capital expenditures and other uses recorded as capital expenditures or similar terms having substantially the same effect.

          "CASH FLOW COVERAGE RATIO": For the period of determination with respect to the Borrowers the ratio of EBITDA to consolidated interest expense.

          "CLOSING DATE": Any Business Day between the date of this Agreement and October 15, 1999 selected by the Borrower for the making of the initial Advance on the Revolving Loan hereunder; provided that all the conditions precedent to the obligation of the Lender to make the initial Advance on the Revolving Loan, as set forth in Article III, have been, or, on such Closing Date, will be, satisfied. The Borrower shall give the Lender not less than one Business Day's prior notice of the day selected as the Closing Date.

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          "COMMITMENTS":  The Revolving  Commitment,  the Term Loan A Commitment
and the Term Loan B Commitment.

          "DEBT SERVICE COVERAGE RATIO": For any period of determination with respect to the Borrowers, the ratio of

     (a)  EBITDA,

          to

     (b) all required principal payments with respect to total Indebtedness (including all payments with respect to capitalized lease obligations of the Borrower) plus interest payments,

in each case determined for said period in accordance with GAAP.

          "DEFAULT": Any event which, with the giving of notice (whether such notice is required under Section 7.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an Event of Default.

          "EBITDA": For any period of determination, the consolidated Annual Net Profit of the Borrower before deductions for income taxes, interest expense, depreciation and amortization, all as determined in accordance with GAAP.

          "ELIGIBLE ACCOUNTS": Accounts owned by the Borrower which the Lender, in its sole and absolute discretion, deems eligible for Advances, but which, at a minimum, are subject to a first priority perfected security interest in favor of the Lender and not subject to any assignment, claim or Lien other than the Lien in favor of the Lender and other Liens consented to by the Lender in writing, but specifically excluding (a) Accounts which are not earned; (b) Accounts which are unpaid more than ninety (90) days after the original invoice date or 60 days past the due date, whichever is less; (c) Accounts owed by debtors 15% or more of whose Accounts owed are otherwise ineligible; (d) Accounts representing progress billings, or retainages, or for work covered by any payment or performance bond; (e) Accounts owed by any of the Borrower's Affiliates; (f) Accounts owed by debtors not located in the United States, unless supported by a letter of credit issued by a U.S. bank in favor of the Borrower which has been delivered to the Lender; (g) Accounts as to which any warranty or representation contained in any security agreement or other agreement of the Borrower with or given to the Lender with respect to any such Account is untrue in any material respect; (h) Accounts as to which the account debtor has disputed liability, or made any claim with respect to any other Account due from such account debtor to the Borrower; (i) Accounts subject to setoff; (j) Accounts as to which the account debtor has filed a petition for bankruptcy or any other petition for relief under the Bankruptcy Code, assigned any assets for the benefit of creditors, or if any petition or other application for relief under the Bankruptcy Code has been filed against the account debtor, or if the account debtor has failed, suspended business, become insolvent, or has had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; (k) Accounts owed by any government or government agency; (l) Accounts evidenced by a promissory note or other instrument; and (m) Accounts as to which the Lender reasonably believes that collection of any such Account is insecure or that any such Account may not be paid by reason of the account debtor's financial inability to pay.

          "ELIGIBLE INVENTORY": Inventory of the Borrower which the Lender, in its sole and absolute discretion, deems eligible for Advances, but which meets the following minimum requirements: (a) it is owned by the Borrower, is subject to a first priority perfected security interest in favor of the Lender, and is not subject to any assignment, claim or Lien other than (i) a Lien in favor of the Lender and (ii) Liens consented to by the Lender in writing; (b) it consists of raw materials or finished product (not including work in process and supplies); (c) if held for sale or lease or furnishing under contracts of service, it is (except as the Lender may otherwise consent in writing) new and unused; (d) except as the Lender may otherwise consent, it is not stored with a bailee, warehouseman or similar party; if so stored with the Lender's consent, such bailee, warehouseman or similar party has issued and delivered to the Lender, in form and substance acceptable to the Lender, such documents and agreements as the Lender may require, including, without limitation, warehouse receipts therefor in the Lender's name; (e) the Lender has determined, in its reasonable discretion, that it is not unacceptable due to age, type, category, quality and/or quantity; (f) it is not held by the Borrower on consignment and is not subject to any other repurchase or return agreement; (g) it is not held by a customer of the Borrower or any other Person on consignment; (h) it materially complies with all standards imposed by any governmental agency having regulatory authority over such goods and/or their use, manufacture or sale; (i) it is not raw potatoes, seasonings, film bags, apparel or advertising displays; and (j) the warranties, representations and covenants contained in any security

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
agreement or other agreement of the Borrower with or given to the Lender relating directly or indirectly to the Borrower's Inventory are applicable to it without exception.

          "EVENT OF DEFAULT": Any event described in Section 7.1.

          "FIXED CHARGE COVERAGE RATIO": For any period of determination with respect to the Borrower, the ratio of

     (a)  EBITDA,

          to

     (b) all required principal payments with respect to total Indebtedness (including all payments with respect to capitalized lease obligations of the Borrower) plus interest payments, plus unfinanced Capital Expenditures, in each case determined for said period in accordance with GAAP.

          "GAAP": Generally accepted accounting principles set forth in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

          "INDEBTEDNESS": Any indebtedness for borrowed money.

          "INTANGIBLE ASSETS": All of Borrowers' right, title, and interest in and to any bank deposit accounts, customer deposit accounts, deposits, rights related to prepaid expenses, negotiable or nonnegotiable instruments or securities, chattel paper, choses in action, causes of action and all other intangible personal property of every kind and nature (other than Accounts), including without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, customs claims, guarantee claims, cooperative memberships or patronage benefits, notes payable to Borrowers for capital stock, leasehold interests in real and personal property and any security interests or other security held by or granted to Borrowers to secure payment by any account debtor of any of the Accounts, and any other "general intangibles" (as defined in the Uniform Commercial Code).

          "INVENTORY": Any and all of the Borrower's goods, including, without limitation, goods in transit, wherever located which are or may at any time be leased by the Borrower to a lessee, held for sale or lease, furnished under any contract of service or held as raw materials, work in process, or supplies or materials used or consumed in the Borrower's business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, and all goods, the sale or other disposition of which has given rise to an Account, which are returned to and/or repossessed and/or stopped in transit by the Borrower or the Lender, or at any time hereafter in the possession or under the control of the Borrower or the Lender, or any agent or bailee of either thereof, and all documents of title or other documents representing the same.

          "LANDLORD WAIVERS": Those waivers to be executed by La Cometa Properties, Inc. and American Pacific Financial Corporation in form and substance satisfactory to the Lender.

          "LIEN": With respect to any Person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of each lessor under any capitalized lease), in, of or on any assets or properties of such Person, now owned or hereafter acquired, whether arising by agreement or operation of law.

          "LOAN DOCUMENTS": This Agreement, the Notes, and any documents described in Section 3.1(a)(vii), (a)(ix), (a)(x), (a)(xi) and (a)(xii).

          "NOTES": The Revolving Note and the Term Notes.

          "PERSON": Any natural person, corporation, partnership, limited partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

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          "PRODUCER  PAYABLES":  All amounts at any time payable by Borrower for the purchase of Inventory or other products from producers of agricultural products and which are subject to PACA laws.

          "REFERENCE RATE": The rate of interest from time to time publicly announced by U.S. Bank National Association as its "reference rate." The Lender may lend to its customers at rates that are at, above or below the Reference Rate. For purposes of determining any interest rate hereunder or under the Notes which is based on the Reference Rate, such interest rate shall change as and when the Reference Rate changes.

          "REVOLVING COMMITMENT": The obligation of the Lender to make Advances to the Borrower on the Revolving Loan in an aggregate principal amount outstanding at any time not to exceed the Revolving Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

          "REVOLVING COMMITMENT AMOUNT": As defined in Section 2.1.

          "REVOLVING LOAN": As defined in Section 2.1(a).

          "REVOLVING MATURITY DATE": As defined in Section 2.1(a).

          "REVOLVING NOTE": As defined in Section 2.3.

          "SECURITY AGREEMENT": That Security Agreement executed by each of the Borrowers in form and substance satisfactory to the Lender.

          "SUBORDINATION AGREEMENTS": Those Subordination Agreements to be executed by Renaissance Capital Growth & Income Fund III, Inc. and the Borrowers and by Wells Fargo Small Business Investment Company, Inc. and the Borrowers in form and substance satisfactory to the Lender.

          "SUBSIDIARY": Any corporation or other entity of which securities or other ownership interests having ordinary voting power for the election of a majority of the board of directors or other Persons performing similar functions are owned by the Borrower either directly or through one or more Subsidiaries.

          "TANGIBLE CAPITAL BASE": As defined in Section 6.9.

          "TERM LOAN A": As defined in Section 2.1(b).

          "TERM LOAN B": As defined in Section 2.1(c).

          "TERM LOAN A COMMITMENT": The obligation of the Lender to make a term loan to the Borrower in the Term Loan A Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

          "TERM LOAN B COMMITMENT": The obligation of the Lender to make a term loan to the Borrower in the Term Loan B Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

          "TERM LOAN A COMMITMENT AMOUNT": As defined in Section 2.1(b).

          "TERM LOAN B COMMITMENT AMOUNT": As defined in Section 2.1(c).

          "TERM NOTE A": As defined in Section 2.3.

          "TERM NOTE B": As defined in Section 2.3.

          "TERM NOTES": Term Note A and Term Note B.

     SECTION I.2 ACCOUNTING TERMS AND CALCULATIONS. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

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     SECTION I.3 OTHER  DEFINITIONAL  TERMS,  TERMS OF  CONSTRUCTION.  The words
"hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, Schedules and the like references are to Sections, Exhibits, Schedules and the like of this Agreement unless otherwise expressly provided. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or." All incorporations by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, and include all necessary definitions and related provisions from such other agreements. All covenants, terms, definitions and other provisions from other agreements incorporated into this Agreement by reference shall survive any termination of such other agreements until the obligations of the Borrower under this Agreement and the Notes are irrevocably paid in full and the Revolving Commitment is terminated.

                                   ARTICLE II

                                TERMS OF LENDING

     SECTION II.1 THE COMMITMENTS. On the terms and subject to the conditions hereof, the Lender agrees to make the following lending facilities available to the Borrower:

               II.1 (a) Revolving Credit. A revolving loan (the "Revolving Loan") to the Borrower available as advances ("Advances") at any time and from time to time from the Closing Date to October 3, 2002 (the "Revolving Maturity Date"), during which period the Borrower may borrow, repay and reborrow in accordance with the provisions hereof, provided, that the unpaid principal amount of revolving Advances shall not at any time exceed $3,000,000 (the "Revolving Commitment Amount"); and provided, further, that no revolving Advance will be made if, after giving effect thereto, the unpaid principal amount of the Revolving Note would exceed the Borrowing Base.

               II.1 (b) Term Loan A. A term loan ("Term Loan A") from the Lender to the Borrower on the Closing Date in the amount of $5,800,000 (the "Term Loan A Commitment Amount"). Term Loan A is a replacement of debt previously owed to the Lender by Wabash. The membership interests of Wabash was acquired by PBI.

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
               II.1 (c) Term Loan B. A term loan ("Term Loan B") from the Lender to the Borrower on the Closing Date in the amount of $350,000 (the "Term Loan B Commitment Amount").

     The total amount available under the Revolving Loan and the Term Loans is the "Facility Amount".

     Notwithstanding any provision hereof, this Agreement and the Revolving Commitment shall terminate and the Lender shall have no obligation hereunder if the Term Loans hereunder have not been made by October 15, 1999, provided, however, that the obligations of the Borrower under Section 8.2 shall survive any such termination.

     SECTION II.2 PROCEDURE FOR ADVANCES AND THE TERM LOAN. Any request by the Borrower for an Advance on the Revolving Loan shall be in writing or by telephone and must be given so as to be received by the Lender not later than 10:30 (local time of the Lender) on the requested Advance date. Each request for an Advance shall be irrevocable and shall be deemed a representation by the Borrower that on the requested Advance date and after giving effect to such Advance the applicable conditions specified in Article III have been and will continue to be satisfied. Each request for an Advance shall specify (i) the requested Advance date (which must be a Business Day) and (ii) the amount of such Advance. Unless the Lender determines that any applicable condition specified in Article III has not been satisfied, the Lender will make available to the Borrower at the Lender's principal office in immediately available funds not later than 2:00 PM (local time of the Lender) on the requested Advance date the amount of the requested Advance. Notice of intention to borrow the Term Loans shall be subject to the same time limits and other requirements of this Section.

     SECTION II.3 THE NOTES. The Advances on the Revolving Loan shall be evidenced by a single promissory note of the Borrower (the "Revolving Note"), substantially in the form of Exhibit 2.3 (a) hereto, in the amount of the Revolving Commitment Amount originally in effect. Term Loan A shall be evidenced by a promissory note ("Term Note A"), substantially in the form of Exhibit 2.3
(b) hereto, in an amount equal to the Term Loan A Commitment Amount. Term Loan B shall be evidenced by a promissory note ("Term Note B"), substantially in the form of Exhibit 2.3 (c) hereto, in an amount equal to the Term Loan B Commitment Amount. The Lender shall enter in its ledgers and records the payments made on the Revolving Note, Term Loan A and Term Loan B and the amount of each Advance made and the payments made thereon, and the Lender is authorized by the Borrower to enter on a schedule attached to the Notes a record of such Advances and payments.

     SECTION II.4 INTEREST RATES, INTEREST PAYMENTS AND DEFAULT INTEREST. Interest shall accrue and be payable on the unpaid balance of the Revolving Note at a floating rate per annum equal to the sum of the Reference Rate plus 1% (the latter being the "Applicable Revolving Margin"); provided, however, that upon the happening of any Event of Default, then, at the option of the Lender, the Revolving Note shall thereafter bear interest at a floating rate equal to the sum of (a) the Reference Rate, plus (b) the Applicable Revolving Margin, plus
(c) 2%. Interest shall accrue and be payable on the unpaid balance of Term Note A at a floating rate per annum equal to the Reference Rate; provided, however, that upon the happening of any Event of Default, then, at the option of the Lender, Term Note A shall thereafter bear interest at a floating rate equal to the sum of (a) the Reference Rate, plus (b) 2%. Interest shall accrue and be payable on the unpaid balance of Term Note B at a floating rate equal to the Reference Rate plus 2.5% (the latter being the "Applicable Term B Margin"); provided, however, that upon the happening of any Event of Default, then, at the option of the Lender, Term Note B shall thereafter bear interest at a floating rate equal to the sum of (a) the Reference Rate, plus (b) the Applicable Term B Margin, plus (c) 2%. Interest shall be payable monthly in arrears on the last day of each month and upon final payment of the respective Notes.

     SECTION II.5 BORROWING BASE AND MANDATORY PREPAYMENT. The Borrowing Base shall be equal to the sum of (1) the lesser of (x) 60% of the lower of cost (determined on a first-in, first-out basis) or market value of Eligible
Inventory  that  consists  of  finished  goods  and  50% of the  lower  of  cost
(determined on a first-in, first-out basis) or market value of Eligible Inventory that consists of raw materials, or (y) $1,500,000, plus (2) 80% of the face value of Eligible Accounts, minus, 100% of all Producer Payables and the total of all outstanding checks issued in full or partial payment of any Producer Payables which have not been mailed or otherwise delivered, provided however, that in the event that dilution of Accounts increases above 7.0% as determined by the Lender in its absolute and sole discretion and/or turndays decrease by greater than 25%, the Lender may, in its absolute and sole discretion reduce the Accounts Advance Rate. The Borrower shall deliver borrowing base certificates in the form attached hereto (a "Borrowing Base Certificate") to the Lender. Each such certificate shall state the amount of Eligible Inventory, Eligible Accounts. Any limitations on advances or required prepayments relating to the Borrowing Base shall be based on the latest borrowing base certificate the Borrower shall have delivered to the Lender.

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     SECTION II.6 REPAYMENT AND PREPAYMENT.

               II.6 (a) REPAYMENT OF THE REVOLVING NOTE. Principal of the Revolving Note shall be payable in full on the Revolving Maturity Date. The Borrower may repay the Revolving Note, in whole or in part, at any time, without premium or penalty. Amounts prepaid on the Revolving Note under this Section may be reborrowed upon the terms and subject to the conditions and limitations of this Agreement.

               II.6 (b) REPAYMENT OF TERM NOTE A. Principal of Term Note A is payable as provided in Term Note A. Any prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Amounts so prepaid cannot be reborrowed.

               II.6 (c) REPAYMENT OF TERM NOTE B. Principal of Term Note B is payable as provided in Term Note B. Any prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Amounts so prepaid cannot be reborrowed.

     SECTION II.7 ANNUAL FEE. The Borrower shall pay to the Lender an annual fee in an amount equal to $15,000 (the "Annual Fee"). The Annual Fee shall be payable in advance on the Closing Date and on each Anniversary Date of this Agreement and all Annual Fees are fully earned when due and are non-refundable.

     SECTION II.8 WABASH SALE FEE. The Borrowers shall pay to the Lender a success fee in an amount equal to $715,000 (the "Wabash Sale Fee"). The Wabash Sale Fee shall be payable on June 30, 2000. If payment of the Wabash Sale Fee is not made on or before June 30, 2000, the amount of the Wabash Sale Fee shall increase by $200 per day until such time as the Wabash Sale Fee is paid. The Wabash Sale Fee is fully earned upon execution of this Agreement and is non-refundable.

     SECTION II.9 WIRE TRANSFER FEE. Borrower shall pay a wire transfer charge of $20 per wire transfer of any Advance.

     SECTION II.10 TERMINATION FEE. In the event that the Revolving Loan, Term Loan A or Term Loan B is prepaid prior to the third Anniversary Date of this Agreement, the Borrower will pay to the Lender a prepayment charge, as additional compensation for the Lender's costs of entering into this Agreement, in the amount of (i) 3% of the Facility Amount if the notice of termination occurs prior to the first Anniversary Date of this Agreement; (ii) 2% of the Facility Amount if the notice of termination occurs after the first Anniversary Date, but prior to the second Anniversary Date of this Agreement; and (iii) 1% of the maximum aggregate amount of the Facility Amount if the notice of termination occurs after the second Anniversary Date, but before the third Anniversary Date of this Agreement.

     SECTION II.11 EQUIPMENT LOAN ASSUMPTION FEE. The Borrower shall pay to the Lender an equipment loan assumption fee in the amount of $43,500 (the "Equipment Loan Assumption Fee"). The Equipment Loan Assumption Fee shall be payable on the Closing Date. The Equipment Loan Assumption Fee is fully earned when due and is non-refundable.

     SECTION II.12 COMPUTATION. Interest on the Notes shall be computed on the basis of actual days elapsed and a year of 360 days.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

     SECTION III.1 CONDITIONS OF INITIAL REVOLVING ADVANCE AND TERM LOAN. The obligation of the Lender to make the initial Advance on the Revolving Loan and the Term Loan hereunder shall be subject to the prior or simultaneous fulfillment of each of the following conditions:

                    III.1 (a) DOCUMENTS. The Lender shall have received the following:

                    (i) The Notes executed by duly authorized officers of each of the Borrowers and dated the Closing Date.

                    (ii) A copy of the corporate resolutions of each of the Borrowers authorizing the execution, delivery and performance of this Agreement and the Notes and containing an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of each Borrower authorized to execute this Agreement and the Notes, certified as of the Closing Date by the Secretary or an Assistant Secretary of each of the Borrower.

                    (iii) A copy of the Articles of Incorporation of each of the Borrowers or Articles of Organization in the case of Wabash with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its incorporation as of a recent date acceptable to Lender and its counsel.

                    (iv) A certificate of good standing for each Borrower in the jurisdiction of its incorporation, certified by the appropriate governmental officials as of a recent date acceptable to Lender and its counsel.

                    (v) A copy of the bylaws of the Borrowers, or the Operating Agreement in the case of Wabash, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower, or a Manager in the case of Wabash.

                    (vi) The opinion of counsel to each of the Borrowers covering such matters as the Lender may request.

                    (vii) The Security Agreement duly executed by each of the Borrowers.

                    (viii) The initial Borrowing Base Certificate required under
          Section 2.5.

                    (ix) A Warrant Agreement for 50,000 shares of PBI stock with customary piggy-back registration rights exercisable on or before July 1, 2004.

                    (x) The Landlord's Waivers duly executed by La Cometa Properties, Inc. and American Pacific Financial Corporation and the Borrower.

                    (xi)  The   Subordination   Agreements   duly   executed  by
          Renaissance Capital Growth and Income Fund III, Inc. and Wells Fargo Small Business Investment Company, Inc.

                    (xii) Assignment of Accounts Agreements duly executed by each of the Borrowers and U.S. Bank National Association.

                    (xiii) Evidence of insurance required to be maintained under
          Section 5.3 naming the Lender as lender loss payee in form and substance satisfactory to the Lender.

                    III.1 (b) OTHER MATTERS. All organizational and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Agreement shall be satisfactory in scope, form and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents, including records of corporate proceedings, which it may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper Borrower or governmental authorities.

                    III.1 (c) FEES AND EXPENSES. The Lender shall have received all fees and other amounts due and payable by the Borrower on or prior to the Closing Date, including the reasonable fees and expenses of counsel to the Lender payable pursuant to Section 8.2.

                    III.1 (d) PERFECTION. The Security Agreement (or financing statements with respect thereto) shall have been appropriately filed to the satisfaction of the Lender and the priority and perfection of the Lien created thereby shall have been established to the satisfaction of the Lender.

     SECTION III.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The Lender shall not have any obligation to make the Term Loans or any Advance on the Revolving Loan (including Advances after the initial Advance) hereunder unless all representations and warranties of the Borrower made in this Agreement remain true and correct and no Default or Event of Default exists.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lender:

     SECTION IV.1 ORGANIZATION, STANDING, ETC. The Borrowers are corporations (except Wabash which is a limited liability company) duly incorporated and validly existing and in good standing under the laws of the jurisdiction of their incorporation and have all requisite corporate power and authority to carry on their business as now conducted, to enter into this Agreement and to issue the Notes and to perform their obligations hereunder and thereunder. This Agreement and the Notes have been duly authorized by all necessary corporate action and when executed and delivered will be the legal and binding obligations of each of the Borrowers. The execution and delivery of this Agreement and the Notes will not violate the Borrowers' Articles of Incorporation or bylaws or any law applicable to the Borrower. No governmental consent or exemption is required in connection with the Borrowers' execution and delivery of this Agreement and the Notes.

     SECTION IV.2 FINANCIAL STATEMENTS AND NO MATERIAL ADVERSE CHANGE. The Borrowers' audited financial statements as at December 31, 1998 and its unaudited financial statements as at June 30, 1999, as heretofore furnished to the Lender, have been prepared in accordance with GAAP. The Borrower has no material obligation or liability not disclosed in such financial statements, and there has been no material adverse change in the condition of the Borrower since the dates of such financial statements.

     SECTION IV.3 LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower which, if determined adversely to the Borrower, would have, a material adverse effect on the condition of the Borrower. The Borrower is not in violation of any law or regulation (including environmental laws and regulations and laws relating to employee benefit plans) where such violation could reasonably be expected to impose a material liability on the Borrower.

     SECTION IV.4 TAXES. The Borrower has filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower).

     SECTION IV.5 SUBSIDIARIES. All Borrowers except PBI are Subsidiaries of PBI. No Borrower has any other subsidiary, except for Poore Brothers Texas which is being liquidated, no other Borrower has any subsidiary.

     SECTION IV.6 YEAR 2000 The Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by the Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1,
2000). The Borrower reasonably believes that the year 2000 problem will not result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay the Lender. The Borrower is in the process of implementing a plan to remediate year 2000 problems and will complete implementation of such plan with respect to any material year 2000 problems, and testing thereof, by September 30, 1999. The Borrower agrees that this representation will be true and correct on and shall be deemed made by the Borrower on each date the Borrower requests any Advance under this Agreement or the Notes or delivers any information to the Lender. The Borrower will promptly deliver to the Lender such information relating to this representation and covenant as the Lender requests from time to time.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     Until the Revolving Commitment shall have expired or been terminated and the Notes and all of the Borrower's other obligations to the Lender under this Agreement shall have been paid in full, unless the Lender shall otherwise consent in writing:

     SECTION V.1 FINANCIAL STATEMENTS AND REPORTS. The Borrower will furnish to the Lender:

                    V.1 (a) As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, consolidated financial statements of the Borrower, prepared in accordance with GAAP, consisting of at least statements of income, cash flow and changes in stockholders' equity, and a balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified without qualification by independent certified public accountants selected by the Borrower and acceptable to the Lender. The Lender acknowledges that any of the "Big Five" certified public accounting firms are acceptable to it.

                    V.1 (b) As soon as available and in any event within 30 days after the end of each month, unaudited consolidated financial statements for the Borrower, prepared in accordance with GAAP, for such month and for the period from the beginning of such fiscal year to the end of such month, substantially similar to the annual audited statements.

                    V.1 (c) As soon as practicable and in any event within 30 days after the end of each fiscal quarter, a compliance certificate substantially in the form of Exhibit 5.1(c) hereto and a statement signed by the chief financial officer of the Borrower stating that as at the end of such fiscal quarter there did not exist any Default or Event of Default or, if such Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto.

                    V.1 (d) Immediately upon any officer of the Borrower becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action the Borrower proposes to take with respect thereto.

                    V.1 (e) Concurrently with each request for an Advance, and in any event not less than weekly, a Borrowing Base Certificate.

                    V.1 (f) As soon as practicable and in any event within fifteen days of the end of each month, (i) a listing of all accounts, together with an aging of all accounts and a reconciliation of such accounts against the listing submitted pursuant hereto for the immediately preceding month, (ii) a list of all inventory, setting forth the fair market value and cost of such inventory and (iii) a listing of all accounts payable, together with an aging of all accounts payable all in form and substance reasonably satisfactory to the Lender; and (iv) a listing of all Producer Payables and a listing of all checks outstanding in full or partial payment of any Producer Payable which have not been mailed or otherwise delivered.

                    V.1 (g) As soon as practicable and in any event within fifteen days of the end of each quarter, a customer listing including the contact person, addresses and phone numbers of each account debtor.

                    V.1 (h) Within five days after the due date, proof of payment or deposit, when due, of all withholding and F.I.C.A. taxes owing by the Borrower from time to time, in form and substance reasonably satisfactory to the Lender by a payroll service reasonably satisfactory to the Lender and whose services the Borrower shall at all times retain.

                    V.1 (i) From time to time, such other information regarding the business, operation and financial condition of the Borrower as the Lender may reasonably request.

         SECTION V.2 CORPORATE EXISTENCE. The Borrower will maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and its qualification to transact business in each jurisdiction where failure so to qualify would permanently preclude the Borrower from enforcing its rights with respect to any material asset or would expose the Borrower to any material liability.

         SECTION V.3 INSURANCE. The Borrower will maintain with financially sound and reputable insurance companies such insurance as may be required by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable corporations engaged in the same or similar business and similarly situated.

         SECTION V.4 PAYMENT OF TAXES AND CLAIMS. The Borrower will file all tax returns and reports which are required by law to be filed by it and will pay before they become delinquent, all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including those of suppliers, mechanics, carriers, warehousemen, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property.

         SECTION V.5 INSPECTION. The Borrower will permit any Person designated by the Lender to visit and inspect any of the properties, books and financial records of the Borrower, to examine and to make copies of the books of accounts and other financial records of the Borrower, and to discuss the affairs, finances and accounts of the Borrower with its officers at such reasonable times and intervals as the Lender may designate. The Borrower shall also allow the Lender and its agents to conduct periodic collateral audits of the Borrower's assets at such intervals as the Lender may choose, and the Borrower shall pay to Lender a fee in the amount of $750 per day per collateral audit, plus out-of-pocket costs and expenses incurred in connection with such collateral audits, (provided that so long as no Event of Default has occurred and is continuing, the Borrower shall not be required to pay for more than 4 collateral audits in any calendar year).

         SECTION V.6 MAINTENANCE OF PROPERTIES. The Borrower will maintain its properties in good condition, repair and working order, and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION V.7 BOOKS AND RECORDS. The Borrower will keep adequate and proper records and books of account in which full and correct entries will be made of its dealings, business and affairs.

         SECTION V.8 COMPLIANCE. The Borrower will comply in all material respects with all laws, rules and regulations to which it may be subject.

         SECTION V.9 NOTICE OF LITIGATION. The Borrower will give prompt written notice to the Lender of the commencement of any action, suit or proceeding affecting the Borrower alleging a claim for damages in excess of $50,000.

         SECTION V.10 PLANS. The Borrower will maintain any employee benefit plans in compliance with all material requirements of applicable laws and regulations.

         SECTION V.11  SPECIAL AGREEMENTS REGARDING ACCOUNTS.

                    5.11(a) Collection of Accounts and all other amounts due to the Borrower shall be subject to the provisions of sections 5 and 6 of the Security Agreements concerning the Lockbox and Collateral Account (as those terms are defined in the Security Agreements). The Borrower shall provide to the Lender, not less than weekly, a Collection Report of all Accounts collected. All collections received in the Collateral Account and reported to Lender on a Collection Report on a form furnished by Lender before 10:00 a.m. (CST/CDT) on any Business Day that is a Monday through Thursday and 2:00 p.m. Fridays (CST/CDT), shall be applied to the payment of the Advances (in such order of application as the Lender may determine) on the day so received; provided however, that for purposes of determining the interest due and payable on the unpaid balance of the Advances and Term Loans under Section 2.3, all collections received in the Collateral Account shall be applied to the unpaid balance of the Advances upon receipt of the daily Collection Report from Borrowers evidencing deposits actually made and after allowing two (2) Business Days for collection.

                    5.11(b)  Subject  to the  rights  granted  to the  Lender in section 5 of the Security Agreements, all ledger sheets or cards, invoices, shipping records, correspondence, and other writings relating to accounts shall, until delivered to the Lender or removed by the Lender from the Borrower's premises, be kept on the Borrower's premises without cost to the Lender in appropriate containers in safe places. Borrower has the right to be provided with copies of all removed materials after a reasonable time.

                    5.11(c) Upon the Lender's demand for payment or the occurrence of an Event of Default, the Lender may remove from the Borrower's premises all books and records, correspondence, documents and files relating to accounts; and the Lender may without cost or expense to the Lender use such of the Borrower's personnel, supplies, space and equipment at the Borrowers' place of business as the Lender may desire for the handling of collections. The Borrowers will pay any and all out of pocket expenses and cost of collection (including reasonable attorney fees) incurred by the Lender in the Lender's handling of or effort to enforce collections.

                    5.11(d) The Borrower warrants that, except as may be disclosed in the lists of Accounts furnished to the Lender: each customer billing statement correctly states the subject matter and terms of sale; the merchandise conforms thereto and is in all respects acceptable to the customer; the date of the billing statement is not prior to the date of shipment; the Account is not subject to any dispute, defense, offset or counterclaim; the account debtor is not a subsidiary or affiliated company; and the Borrowers have no reason to believe the Account will not be paid in the regular course of business. The Borrowers will notify the Lender promptly of any event, circumstance or communication with respect to any Account that is inconsistent with the foregoing representation.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     Until the Revolving Commitment shall have expired or been terminated and the Notes and all of the Borrower's other obligations to the Lender under this Agreement shall have been paid in full, unless the Lender shall otherwise consent in writing:

     SECTION VI.1 MERGER. Unless prior consent of the Lender is obtained, the Borrower will not merge or consolidate or enter into any analogous reorganization or transaction with any Person or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or permit any Subsidiary to do any of the foregoing; provided, however, any Subsidiary may be merged with or liquidated into the Borrower or any wholly-owned Subsidiary (if the Borrower or such wholly-owned Subsidiary is the surviving corporation).

     SECTION VI.2 SALE OF ASSETS. The Borrower will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise convey all or any substantial part of its assets except for sales and leases of inventory in the ordinary course of business, and except for sales of equipment having a fair market value not to exceed $50,000 in the aggregate per calendar year where the proceeds of such equipment are used to reduce the amount of the Advances.

     SECTION VI.3 DIVIDENDS. The Borrower will not pay any dividends or otherwise make any distributions on, or redemptions of, any of its outstanding stock.

     SECTION VI.4 CAPITAL EXPENDITURES. The Borrowers will not make expenditures for fixed or capital assets in an amount exceeding $335,000 on a consolidated basis in any fiscal year.

     SECTION VI.5 INVESTMENTS. The Borrower will not, and will not permit any Subsidiary to, make any loans, advances or extensions of credit to any other Person (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) or purchase or acquire any stock or other debt or equity securities of or any interest in any other Person or any integral part of any business or the assets comprising such business or part thereof, except for:

                    VI.5 (a) Investments in readily marketable direct obligations issued or unconditionally guaranteed by the United States government or any agency thereof and supported by the full faith and credit of the United States.

                    VI.5 (b) Certificates of deposit or bankers' acceptances issued by any commercial Bank organized under the laws of the United States or any State thereof which has (i) combined capital and surplus of at least $100,000,000, and (ii) a credit rating with respect to its unsecured indebtedness from a nationally recognized rating service that is satisfactory to the Lender.

                    VI.5 (c) Commercial paper given the highest rating by a nationally recognized rating service.

                    VI.5 (d) Repurchase agreements relating to securities of the kind described in subsection (a) of this Section.

                    VI.5 (e) Other readily marketable investments in debt securities which are reasonably acceptable to the Lender.

                    VI.5 (f) Advances to officers and employees or investments by the Borrower at any time to any affiliated corporation or partnership who are not a party to this Agreement, not in excess of $50,000 in the aggregate.

Any investments under clauses (a), (b), (c) or (d) above must mature within one year of the acquisition thereof by the Borrower.

     SECTION VI.6 INDEBTEDNESS. The Borrower will not, and will not permit any Subsidiary to, borrow any money or issue any bonds, debentures or other debt securities or otherwise become obligated on any interest-bearing indebtedness except for the Term Loan and Advances under this Agreement.

     SECTION VI.7 LIENS. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien, or enter into any arrangement for the acquisition of any property through conditional sale, lease-purchase or other title retention agreements except:

                    VI.7 (a) Liens granted to the Lender.

                    VI.7 (b) Liens existing on the date of this Agreement and disclosed on Exhibit 6.7 hereto.

                    VI.7 (c) Deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations arising in the ordinary course of business of the Borrower.

                    VI.7 (d) Liens for taxes, fees, assessments and governmental charges not delinquent.

                    VI.7 (e) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due.

                    VI.7 (f) Liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance or other similar bonds.

                    VI.7 (g) Encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property and landlord's Liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrower.

     SECTION VI.8  CONTINGENT  OBLIGATIONS.  The Borrower will not, and will not
permit  any  Subsidiary  to,   guarantee  or  otherwise  become  liable  on  the
indebtedness of any other Person.

     SECTION VI.9 TANGIBLE CAPITAL BASE. The Borrower will not permit its Tangible Capital Base (the excess of its assets, excluding intangible assets plus subordinated debt (including debt subordinated pursuant to the Subordination Agreements), over its liabilities, on a consolidated basis) at any time to be less than (i) $3,000,000 at fiscal year end 1999 and thereafter; (ii) $3,500,000 at fiscal year end 2000 and (iii) $4,000,000 at fiscal year end 2001.

     SECTION VI.10 CASH FLOW COVERAGE RATIO. The Borrower will not permit the ratio of its EBITDA to its consolidated interest expense, as of (i) the fiscal quarter ending March 31, 2000 to be less than 2.25 to 1 for fiscal quarter ending on that date; (ii) the fiscal quarter ending June 30, 2000 to be less than 2.25 to 1 for the two consecutive fiscal quarters ending on that date;
(iii) the fiscal quarter ending September 20, 2000 to be less than 2.25 to 1 for the three consecutive fiscal quarters ending on that date; and (iv) the fiscal quarter ending on December 31, 2000 and as of the last day of every fiscal quarter thereafter to be less than 2.25 to 1.0 for the four consecutive fiscal quarters ending on that date.

     SECTION VI.11 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio, as of (i) the fiscal quarter ending March 31, 2000 to be less than 1.0 to 1.0 for the fiscal quarter ending on that date; (ii) the fiscal quarter ending June 30, 2000 to be less than 1.0 to 1.0 for the two consecutive fiscal quarters ending on that date; (iii) the fiscal quarter ending September 30, 2000 to be less than 1.0 to 1.0 for the three consecutive fiscal quarters ending on that date; and (iv) the fiscal quarter ending on December 31, 2000 and as of the last day of every fiscal quarter thereafter to be less than
1.0 to 1.0 for the four consecutive fiscal quarters ending on that date.

     SECTION VI.12 DEBT SERVICE COVERAGE RATIO. The Borrower will not permit the Debt Service Coverage Ratio, as of the (i) the fiscal quarter ending March 31, 2000 to be less than 1.0 to 1.0 for the fiscal quarter ending on that date; (ii) the fiscal quarter ending June 30, 2000 to be less than 1.0 to 1.0 for the two consecutive quarters ending on that date; (iii) the fiscal quarter ending

September 30, 2000 to be less than 1.0 to 1.0 for the three consecutive fiscal quarters ending on that date; and (iv) the fiscal quarter ending on December 31, 2000 and as of the last day of every fiscal quarter thereafter to be less than
1.0 to 1.0 for the four consecutive fiscal quarters ending on that date. This ratio shall exclude the Wabash Sale Fee.

     SECTION VI.13 ANNUAL NET PROFIT. The Borrower will not allow its net profit to be less than $25,000 for the fourth quarter ending December 31, 1999; and will not allow its Annual Net Profit to be less than $500,000 for each of fiscal year end 2000 and 2001.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION VII.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default:

                    VII.1 (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on the Notes or any other obligations of the Borrower to the Lender pursuant to this Agreement.

                    VII.1 (b) The principal balance of the Revolving Note at any time exceeds the Borrowing Base.

                    VII.1 (c) Any representation or warranty made by or on behalf of the Borrower in this Agreement or by or on behalf of the Borrower in any certificate, statement, report or document herewith or hereafter furnished to the Lender pursuant to this Agreement shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified.

                    VII.1 (d) The  Borrower  shall fail to comply with  Sections
5.2 or 5.3 or any Section of Article VI.

                    VII.1 (e) The Borrower shall fail to comply with any other agreement, covenant, condition, provision or term contained in this Agreement (other than those hereinabove set forth in this Section 7.1) and such failure to comply shall continue for 5 calendar days after whichever of the following dates is the earliest: (i) the date the Borrower gives notice of such failure to the Lender, (ii) the date the Borrower should have given notice of such failure to the Lender pursuant to Section 5.1, or (iii) the date the Lender gives notice of such failure to the Borrower.

                    VII.1 (f) The Borrower or any Subsidiary shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Borrower or such Subsidiary or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower or such Subsidiary or for a substantial part of the property thereof and shall not be discharged within 45 days, or the Borrower shall make an assignment for the benefit of creditors.

                    VII.1 (g) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower or any Subsidiary and, if instituted against the Borrower or any Subsidiary, shall have been consented to or acquiesced in by the Borrower or such Subsidiary or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Borrower or such Subsidiary.

                    VII.1 (h) Any dissolution or liquidation proceeding shall be instituted by or against the Borrower or any Subsidiary and, if instituted against the Borrower or such Subsidiary, shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall remain for 45 days undismissed.

                    VII.1 (i) A judgment or judgments for the payment of the uninsured portion of money in excess of the sum of $50,000 in the aggregate shall be rendered against the Borrower or any Subsidiary and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

                    VII.1 (j) The maturity of any material Indebtedness of the Borrower or any Subsidiary (other than indebtedness under this Agreement) shall be accelerated, or the Borrower or any Subsidiary shall fail to pay any such material indebtedness when due (after the lapse of any applicable grace period) or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the holder of any such indebtedness to cause, such material indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor. For purposes of this Section, indebtedness of the Borrower shall be deemed "material" if it exceeds $50,000 as to any item of indebtedness or in the aggregate for all items of indebtedness with respect to which any of the events described in this Section has occurred.

                    VII.1 (k) Any execution or attachment shall be issued whereby any substantial part of the property of the Borrower or any Subsidiary shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

                    VII.1 (l) Any default shall occur under any other Loan Document.

     SECTION VII.2 REMEDIES.  If (a) any Event of Default  described in Sections
7.1 (f), (g) or (h) shall occur with respect to the Borrower, the Revolving Commitment shall automatically terminate and the Notes and all other obligations of the Borrower to the Lender under this Agreement shall automatically become immediately due and payable, or (b) any other Event of Default shall occur and be continuing, then the Lender may (i) declare the Revolving Commitment terminated, whereupon the Commitment shall terminate, and (ii) declare the Notes and all other obligations of the Borrower to the Lender under this Agreement to be forthwith due and payable, whereupon the same shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding. Upon the occurrence of any of the events described in clauses (a) or (b) of the preceding sentence the Lender may exercise all rights and remedies under this Agreement, the Notes and any related agreements and under any applicable law.

     SECTION VII.3 OFFSET. In addition to the remedies set forth in Section 7.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Borrower hereby irrevocably authorizes the Lender to set off all sums owing by the Borrower to the Lender against all deposits and credits of the Borrower with, and any and all claims of the Borrower against, the Lender.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION VIII.1 MODIFICATIONS. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Borrower; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such amendment, modifications, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     SECTION VIII.2 COSTS AND EXPENSES. Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses paid or incurred by the Lender (including filing and recording costs and fees and expenses of Dorsey & Whitney LLP, counsel to the Lender) in connection with the negotiation, preparation, approval, review, execution, delivery, amendment, modification, interpretation, collection and enforcement of this Agreement and the Notes. The obligations of the Borrower under this Section shall survive any termination of this Agreement.

     SECTION VIII.3 WAIVERS, ETC. No failure on the part of the Lender or the holder of either Note to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any right or remedy the Lender otherwise has.

     SECTION VIII.4 NOTICES. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Lender under Article II hereof shall be deemed to have been given only when received by the Lender.

     SECTION 8.5 CONFIDENTIALITY OF INFORMATION. The Lender shall use reasonable efforts to assure that information about the Borrower and its operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Lender pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between Lender and the Borrower and shall be divulged to any Person other than the Affiliates of the Lender and their respective officers, directors employees and agents, except: (a) to their attorneys and accountants, (b) in connection with the enforcement of the rights of the Lender hereunder and under the Loan Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in Section 8.6, and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over Lender or by any applicable law, rule, regulation or judicial process, the opinion of Lender's counsel concerning the making of such disclosure to be binding on the parties hereto.

     SECTION 8.6 SUCCESSORS AND ASSIGNS; DISPOSITION OF LOANS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign its rights or delegate its obligations hereunder without the prior written consent of the Lender. The Lender may at any time sell, assign, transfer, grant participations in, or otherwise dispose of any portion of the Revolving Commitment and the Term Loan and/or Advances to banks or other financial institutions. The Lender may disclose any information regarding the Borrower in the Lender's possession to any prospective buyer or participant.

     SECTION 8.7 GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 8.8 CONSENT TO JURISDICTION. AT THE OPTION OF THE LENDER, THIS AGREEMENT AND THE NOTES MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE
ACCOMPLISHED   UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

     SECTION 8.9 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE AND ANY OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 8.10 CAPTIONS. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

     SECTION 8.11 ENTIRE AGREEMENT. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrower and the Lender with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

     SECTION 8.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

            [The remainder of this page is left intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                         POORE BROTHERS, INC.

                                         By
                                            ------------------------------------
                                            Print Name
                                            Title
Borrower's Address:
3500 South La Cometa Drive
Goodyear, Arizona 85338
                                         POORE BROTHERS ARIZONA, INC.

                                         By
                                            ------------------------------------
                                            Print Name
                                            Title
Borrower's Address:
3500 South La Cometa Drive
Goodyear, Arizona 85338
                                         POORE BROTHERS DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Print Name
                                            Title
Borrower's Address:
3500 South La Cometa Drive
Goodyear, Arizona 85338
                                         TEJAS PB DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Print Name
                                            Title
Borrower's Address:
3500 South La Cometa Drive
Goodyear, Arizona 85338
                                         WABASH FOODS, LLC

                                         By
                                            ------------------------------------
                                            Print Name
                                            Title
Borrower's Address:
705 West Dustman Road
Bluffton, IN 46714
                                         U.S. BANCORP REPUBLIC COMMERCIAL
                                         FINANCE, INC.

                                         By
                                            ------------------------------------
                                            Print Name
                                            Title
Lender's Address:
U.S. Bancorp Republic Commercial Finance, Inc.
2338 Central Avenue, N.E. Suite 200
Minneapolis, Minnesota 55438
Fax (612) 782-1801

                                                              EXHIBIT 2.3 (a) TO
                                                                CREDIT AGREEMENT

                                 REVOLVING NOTE


$3,000,000                                                       October 3, 1999
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds on the Revolving Maturity Date (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) the principal amount of THREE MILLION DOLLARS AND NO CENTS ($3,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     This note is the Revolving Note referred to in the Credit Agreement dated as of October 3, 1999 (as the same may be hereafter from time to time amended, restated or modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured, it is subject to certain permissive and mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                         POORE BROTHERS, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         POORE BROTHERS ARIZONA, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         POORE BROTHERS DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         TEJAS PB DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         WABASH FOODS, LLC

                                         By
                                            ------------------------------------
                                            Title

                                                              EXHIBIT 2.3 (b) TO
                                                                CREDIT AGREEMENT

                                   TERM NOTE A


$5,800,000                                                       October 3, 1999
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of FIVE MILLION EIGHT HUNDRED THOUSAND DOLLARS AND NO CENTS ($5,800,000), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     The principal hereof is payable in seventy-eight monthly installments, each payment in the amount of $74,359, commencing on February 1, 2000 and the first day of each month thereafter until July 1, 2006 when the remaining principal balance and all accrued interest shall be payable.

     This note is the Term Note A referred to in the Credit Agreement dated as of October 3, 1999 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                         POORE BROTHERS, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         POORE BROTHERS ARIZONA, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         POORE BROTHERS DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         TEJAS PB DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         WABASH FOODS, LLC

                                         By
                                            ------------------------------------
                                            Title

                                                              EXHIBIT 2.3 (c) TO
                                                                CREDIT AGREEMENT

                                   TERM NOTE B


$350,000                                                         October 3, 1999
                                                          Minneapolis, Minnesota

     FOR VALUE RECEIVED, POORE BROTHERS, INC., a corporation organized under the laws of the State of Delaware ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("Tejas") and WABASH FOODS, LLC, a Delaware limited liability company ("Wabash"), (PBI, PBAI, PBDI, Tejas and Wabash each a Borrower and collectively the "Borrower" or the "Borrowers"), hereby jointly and severally promise to pay to the order of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC. (the "Lender") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of THREE HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($350,000), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

     The principal hereof is payable in twelve monthly installments, each payment in the amount of $29,166.67, commencing on April 30, 2000 and the last day of each month thereafter until March 31, 2001 when the remaining principal balance and all accrued interest shall be payable.

     This note is the Term Note B referred to in the Credit Agreement dated as of October 3, 1999 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

     In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                         POORE BROTHERS, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         POORE BROTHERS ARIZONA, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         POORE BROTHERS DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         TEJAS PB DISTRIBUTING, INC.

                                         By
                                            ------------------------------------
                                            Title


                                         WABASH FOODS, LLC

                                         By
                                            ------------------------------------
                                            Title

                                        2